Dividend Restrictions	Nov. 18, 2019
Equity [Abstract]
Dividend Restrictions
NOTE 20. DIVIDEND RESTRICTIONS
The Virginia Commission may prohibit any public service company, including Virginia Power, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2018, the Virginia Commission had not restricted the payment of dividends by Virginia Power.
The North Carolina Commission, in its order approving the SCANA Combination, limited cumulative dividends payable to Dominion Energy by Virginia Power and PSNC to (i) the amount of retained earnings at closing of the SCANA Combination plus (ii) any future earnings recorded by Virginia Power and PSNC after such date. In addition, notice to the North Carolina Commission is required if payment of dividends causes the equity component of Virginia Power and PSNC’s capital structure to fall below 45%.
The Ohio Commission may prohibit any public service company, including East Ohio, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2018, the Ohio Commission had not restricted the payment of dividends by East Ohio.
Pursuant to the SCANA Merger Approval Order, the amount of any SCE&G dividends paid must be reasonable and consistent with the long-term payout ratio of the electric utility industry and gas distribution industry. There is no specific restriction on the payment of dividends by SCE&G.
The Utah Commission may prohibit any public service company, including Questar Gas, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2018, the Utah Commission had not restricted the payment of dividends by Questar Gas.
Certain agreements associated with the Companies’ credit facility contains restrictions on the ratio of debt to total capitalization. These limitations did not restrict the Companies’ ability to pay dividends or receive dividends from their subsidiaries at December 31, 2018.
In connection with the SCANA Combination, under the terms of the merger agreement, Dominion Energy could not declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, other than regular quarterly cash dividends from January 2018 through January 2019.
As part of the merger agreement with Dominion Energy Midstream from November 2018 through January 2019, Dominion Energy could not declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, other than regular quarterly cash dividends.
See Note 17 for a description of potential restrictions on dividend payments by Dominion Energy in connection with the deferral of interest payments on certain junior subordinated notes and equity units, initially in the form of corporate units.